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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Affinity Gaming
(Name of Registrant as Specified In Its Charter)

Z Capital Partners, L.L.C.
Zenni Holdings, LLC
Z Capital Special Situations Adviser, L.P.
Z Capital Special Situations GP, L.P.
Z Capital Special Situations UGP, L.L.C.
James J. Zenni, Jr.
Z Capital HG, L.L.C.
Z Capital HG-C, L.L.C.
Z Capital Special Situations Fund Holdings I, L.L.C.
Z Capital Special Situations Fund Holdings II, L.L.C.
Z Capital CUAL Co-Invest, L.L.C.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Z Capital Partners, L.L.C.

April 23, 2013

Dear Fellow Shareholder:

        Z Capital Partners, L.L.C. ("Z Capital") and its affiliated participants in this solicitation (collectively, the "Z Capital Group" or "we") are the beneficial owners of an aggregate of 6,171,017.40 shares of common stock, par value $0.001 per share (the "Common Stock") of Affinity Gaming (the "Company"), representing approximately 30.4% of the outstanding shares of Common Stock of the Company. For the reasons set forth in the attached Proxy Statement, we are seeking representation on the Board of Directors of the Company. We are seeking your support at the annual meeting of stockholders scheduled to be held at the JW Marriott Las Vegas Resort & Spa in Las Vegas, Nevada on May 14, 2013 at 9:00 a.m., Pacific Time including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the "Annual Meeting"), for the following:

  1.
  To approve a proposed increase in the size of the Company's Board of Directors from five seats to seven seats;

  2.
  To elect Z Capital's two nominees (the "Nominees") to the Board of Directors in opposition to one of the Company's incumbent directors and one other Company nominee;

  3.
  To hold an advisory vote to approve named executive officer compensation;

  4.
  To hold an advisory vote on the frequency of future advisory votes on executive compensation;

  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm; and

  6.
  To transact such other business that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        We are seeking to replace two members of the Company's slate of proposed nominees for the Board of Directors (the "Board") with independent directors who have strong backgrounds in finance, operational expertise and corporate governance and extensive knowledge of the gaming industry. We believe that the election of these two independent directors will ensure that the interests of all of the stockholders, the true owners of the Company, are appropriately represented in the boardroom. Additional reasons are detailed in the "Reasons For The Solicitation" section in the attached Proxy Statement. The Board is currently composed of five directors, three of whom are up for election at the Annual Meeting. Through the attached Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect our two director nominees. Stockholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Don Kornstein and Matthew A. Doheny. Stockholders will therefore be able to vote for a full slate of directors at the Annual Meeting. The names, backgrounds and qualifications of the Company's nominees, and other information about them, can be found in the Company's proxy statement. There is no assurance that any of the Company's nominees will serve as directors if our nominees are elected.

        We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about April 23, 2013.

        If you have already voted for the slate nominated by the Company, you have every right to change your vote by signing, dating and returning a later dated proxy.

        If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at their address and toll-free numbers listed below.

Thank you for your support.

James J. Zenni, Jr. Z Capital Partners, L.L.C.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Z Capital's proxy materials, please contact Innisfree M&A Incorporated at the telephone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022

        Stockholders Call Toll-Free at: 888-750-5834
Banks and Brokers Call Collect: 212-750-5833

2013 ANNUAL MEETING OF STOCKHOLDERS
OF
AFFINITY GAMING

PROXY STATEMENT
OF
Z CAPITAL PARTNERS, L.L.C.

 PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

        Z Capital Partners, L.L.C. ("Z Capital"), Zenni Holdings, LLC ("Zenni Holdings"), James J. Zenni, Jr. ("Mr. Zenni"), Z Capital Special Situations Adviser, L.P. ("Special Adviser"), Z Capital Special Situations GP, L.P. ("Special GP"), Z Capital Special Situations UGP, L.L.C. ("Special UGP"), Z Capital Special Situations Fund Holdings I, L.L.C. ("Special I LLC"), Z Capital HG, L.L.C. ("HG LLC"), Z Capital Special Situations Fund Holdings II, L.L.C. ("Special II LLC"), Z Capital CUAL Co-Invest, L.L.C. ("CUAL LLC"), and Z Capital HG-C, L.L.C. ("HG-C LLC") (collectively, the "Z Capital Group" or "we") are significant stockholders of Affinity Gaming, a Nevada corporation (the "Company" or "Affinity"), beneficially owning approximately 30.4% of the outstanding shares of the Company's common stock, par value $0.001 per share (the "Shares"). We are seeking representation on the Board of Directors of the Company (the "Board") because we believe that the Board will be improved with independent directors who have strong, relevant backgrounds and who will serve as vigorous and vocal advocates for the interests of all stockholders. We are seeking your support at the annual meeting of stockholders scheduled to be held at the JW Marriott Las Vegas Resort & Spa in Las Vegas, Nevada on May 14, 2013 at 9:00 a.m., Pacific Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the "Annual Meeting"), for the following:

  1.
  To approve a proposed increase in the size of the Company's Board of Directors from five seats to seven seats ("Proposal One");

  2.
  To elect the Z Capital Group's director nominees, Mr. Zenni and Martin J. Auerbach, Esq. ("Mr. Auerbach") (each a "Nominee" and, collectively, the "Nominees"), to serve as directors of the Company to hold office until their respective successors shall have been elected and qualified, or until each respective Nominee's earlier resignation or removal, in opposition to two of the Company's proposed director nominees;

  3.
  To hold an advisory vote to approve named executive officer compensation;

  4.
  To hold an advisory vote on the frequency of future advisory votes on executive compensation;

  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm; and

  6.
  To transact such other business that may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        This Proxy Statement is soliciting proxies to elect our two Nominees. Stockholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Don Kornstein and Matthew A. Doheny. This gives stockholders who wish to vote for our Nominees the ability to vote for a full slate of directors at the Annual Meeting.

        The Company has set the close of business on April 5, 2013 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). The mailing address of the principal executive offices of the Company is 3755 Breakthrough Way, Suite 300, Las

Vegas, Nevada 89135. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were 20,268,339 Shares outstanding.

        As of the date hereof, the members of the Z Capital Group and the Nominees beneficially own 6,171,017.40 Shares. We intend to vote such Shares FOR the increase in the size of the Board from five seats to seven seats, FOR the election of the Nominees, FOR the advisory vote to approve the Company's executive compensation, for the option of EVERY TWO YEARS as the frequency of future advisory votes on executive compensation and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, as described herein.

        THIS SOLICITATION IS BEING MADE BY THE Z CAPITAL GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

        THE Z CAPITAL GROUP URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF THE Z CAPITAL GROUP NOMINEES.

        IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY AFFINITY OR A PROXY CARD FURNISHED BY ANY OTHER STOCKHOLDER, YOU MAY REVOKE THAT PROXY AND VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A LATER DATED PROXY FOR THE ANNUAL MEETING OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy
Statement and our GOLD proxy card are available at

http://www.innisfreema.com/affinitygaming/

 IMPORTANT

        Your vote is important, no matter how few Shares you own. The Z Capital Group urges you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of the Nominees.

  •
  If your Shares are registered in your own name, please use the GOLD proxy card to vote by signing and dating the enclosed GOLD proxy card and returning it in the enclosed postage-paid envelope today.

  •
  If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

        Because only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return a white proxy card marked "withhold" as a protest against the incumbent directors, it will revoke any GOLD proxy card you may have previously voted. Remember, you can vote for our independent Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card you return is the GOLD proxy card.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022

Stockholders Call Toll-Free at: 888-750-5834
Banks and Brokers Call Collect: 212-750-5833

 Background to the Solicitation

        Z Capital Partners has sought to engage in a constructive dialogue with Affinity through communications with its management and directors to express its views of key challenges facing Affinity.

        The following is a chronology of events leading up to this proxy solicitation:

  •
  In 2012, following our receipt from the Company of the Proxy Statement for the 2012 Annual Meeting of Unitholders, we engaged in communications with the Company regarding disclosure in that proxy statement that Mr. Kornstein was paid a fee of $300,000 for the role he played in negotiating certain asset dispositions on behalf of the Company. We expressed our view that the payment of such fees to a director of the Company created an obvious, material and inappropriate risk of a conflict of interest, was an extremely poor corporate governance practice and should never have been considered, nor be permitted in the future.

  •
  On October 18, 2012, Z Capital petitioned the Missouri Gaming Commission, pursuant to Missouri statute, for authorization permitting Z Capital and certain of its affiliates to own 25% or more of the common units (the "Units"), of the Company, whether through acquisition of additional Units or due to a repurchase of Units by the Company. The Petition also sought permission to seek representation on the Board.

  •
  On October 19, 2012, Z Capital sent a letter to the Company, among other things, notifying the Company of the Petition and of the intent of Z Capital and certain of its affiliates to seek board representation, subject to required gaming authority approvals, and their intent to seek to maintain, rather than change, current management's control of Affinity's operations.

  •
  On November 15, 2012, Z Capital entered into an agreement (the "November 15 Agreement") providing for the purchase by Z Capital of 823,488 Units.

  •
  On November 21, 2012, Z Capital entered into a Unit Purchase Memorandum of Understanding (the "MOU") providing for the purchase by Z Capital of 844,940 Units.

  •
  On November 30, 2012, Z Capital entered into an agreement (the "November 30 Agreement") providing for the purchase by Z Capital of 74,971 Units.

  •
  On December 11, 2012, Z Capital entered into an agreement (the "December 11 Agreement") providing for the purchase by Z Capital of 212,560 Units.

  •
  On December 20, 2012, the Nevada Gaming Commission approved Z Capital as "suitable" as a beneficial owner of the Company.

  •
  Also on December 20, 2012, the Company announced that it had purportedly converted from a Nevada limited liability company into a Nevada corporation after adopting an Agreement and Plan of Conversion and filing its Articles of Conversion with the Secretary of State of the State of Nevada, at which point the Units were purportedly converted into the Shares. The Company also announced that the Operating Agreement of Affinity Gaming LLC dated as of December 31, 2010 (the "Operating Agreement") purportedly ceased to be of further effect, and the Bylaws of Affinity (the "Bylaws") had been adopted.

  •
  On December 21, 2012, the Company announced that its Board of Directors had purported to adopt a shareholder rights plan (the "Rights Agreement") effective as of December 21, 2012.

  •
  The Company confirmed to Z Capital that prospective buyers under any pending trades entered into prior to the announced adoption of the Rights Agreement on December 21, 2012 would be deemed to have beneficially owned such shares for purposes of the Rights Agreement as of the date such trades were entered into, subject to certain conditions. Accordingly, the closing of the trades contemplated by each of (i) the November 15 Agreement; (ii) the MOU; (iii) the November 30 Agreement; and (iv) the December 11 Agreement (in each case as defined above) would not in any way trigger the provisions of the Rights Agreement.

  •
  On January 30, 2013, the Missouri Gaming Commission approved Z Capital's acquisition of greater than 25% of the outstanding capital stock of the Company. Upon such notice, Z Capital was approved or licensed, as applicable, by the gaming regulators in all four states in which the Company operated (Nevada, Missouri, Iowa and Colorado) with respect to Z Capital's then current level of ownership.

  •
  On February 10, 2013, Z Capital delivered a letter to the Board of Directors of the Company (the "Proposal Letter") in which it submitted a non-binding proposal to acquire all of the outstanding Shares not already owned by Z Capital for $14.00 per Share, subject to limitations and conditions set forth in the Proposal Letter.

  •
  On February 28, 2013, Z Capital delivered a letter to the Board of Directors of the Company in which, among other things, Z Capital confirmed the expiration of the proposal set forth in the Proposal Letter in accordance with the terms set forth in that letter.

  •
  On March 5, 2013, Z Capital and certain of its affiliates, individually as well as derivatively on behalf of the Company, filed a complaint (the "Complaint") against the Company as a nominal party and its directors as defendants in the District Court of Clark County, Nevada, seeking a judgment declaring, among other things: (i) that the announced conversion of Affinity Gaming, LLC from a Nevada limited liability company into a Nevada corporation (the "Corporate Conversion") was ineffective and void ab initio and that Affinity Gaming LLC remains in existence as a Nevada limited liability company governed by the Operating Agreement; or in the alternative (ii) striking and invalidating, and enjoining the recognition or enforcement of the agreements and governing documents purportedly entered into in connection with the Corporate Conversion, and reforming them to comply with the requirements of the Operating Agreement; and (iii) enjoining defendants from taking any action inconsistent with the Operating Agreement and refusing to take any action required by the Operating Agreement; and (iv) that the Rights Agreement, dated effective December 21, 2012, between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent is void ab initio and unenforceable, as well as seeking related general, special, consequential and punitive damages.

  •
  On March 11, 2013, the Company entered into a First Amendment to the Rights Agreement, pursuant to which the Company clarified that, from March 11, 2013 until the date on which the Company files its definitive proxy statement with respect to the Annual Meeting, persons who hold "informal discussions" with respect to the Annual Meeting, "potentially reaching agreements" with respect to voting for the election of directors at the Annual Meeting, would not result in such shareholders being deemed to be "beneficial owners" of the stock of other shareholders with whom they hold such discussions.

  •
  On March 14, 2013, in accordance with the Company's Bylaws, Z Capital and affiliated entities delivered a notice to the Corporate Secretary of the Company, notifying the Company of the intent of the Z Capital Group to propose the nomination of and to nominate Mr. Zenni and Mr. Auerbach as candidates for election to the Board at the Annual Meeting (the "Notice").

  •
  Also on March 14, 2013, the Z Capital Group issued a press release announcing the delivery of the Notice and noting that Z Capital had no intention of renewing its purchase offer for the Company.

  •
  On April 8, 2013, Z Capital and certain of its affiliates filed a Motion for Preliminary Injunction (the "Motion") in the District Court of Clark County, Nevada, in furtherance of the Complaint filed on March 5, 2013.

  •
  On April 11, 2013, Z Capital and certain of its affiliates supplemented the Motion to request, in the event that the court determines that a further evidentiary hearing on the Motion is required before issuance of a preliminary injunction, that the court issue a temporary restraining order ("TRO") granting the relief sought in the Motion pending such further hearing or, in the alternative, that the court issue a TRO postponing the date of the Annual Meeting to a date after the court can conduct such an evidentiary hearing.

 REASONS FOR THE SOLICITATION

        We are soliciting your support to elect our Nominees at the Annual Meeting because we believe our nominees will enable the Company to take the steps necessary to enhance shareholder value.

        Combined, the Z Capital Group represents the largest stockholder of the Company. Our interests are squarely aligned with the remainder of the Company's stockholders and we are committed to bringing to the Board a renewed focus on driving value. We firmly believe that the Company has a very promising future as a standalone gaming operation that should remain an independent, publicly-traded entity for the foreseeable future. We further believe that the best way for the Company to create value for its stockholders, in both the intermediate and longer term, is to continue to pursue its current long-term business plan, emphasizing both growth in its current businesses and the pursuit of opportunistic acquisitions. Notwithstanding these beliefs, we are, of course, open to all possibilities that enhance stockholder liquidity and value, including the listing of the Company's shares and transactions which may arise that maximize shareholder value through a sale, merger or other disposition.

        Our Nominees possess extensive financial experience and expertise and, if elected, plan to work with the other directors and the Company's existing management team to review and identify opportunities to enhance shareholder value consistent with their fiduciary duties as directors. We believe that the Company's current management team is an outstanding one that should have the support, resources and Board input necessary to pursue this strategic plan.

        In putting forth the Nominees for election at the Annual Meeting, we seek to exercise a meaningful positive influence on shareholder value. We believe significant change to the composition of the Board is warranted. However, since the Nominees would comprise less than a majority of the Board, if elected, there can be no assurance that any actions or changes proposed by the Nominees would be adopted or supported by the Board. It is our hope, however, that if stockholders vote to elect our Nominees at the Annual Meeting, then the Board will give serious consideration to any ideas, plans or proposals for enhancing shareholder value that one or both of the Nominees may recommend to the full Board.

        We believe that our Nominees are best suited to help create significant shareholder value at Affinity Gaming. We believe our Nominees are committed to acting in the best interests of all stockholders. We believe that your voice in the future of Affinity Gaming can best be represented through the election of our Nominees. Accordingly, we urge you to vote your GOLD proxy card FOR James J. Zenni, Jr. and Martin J. Auerbach, Esq.

 PROPOSAL NO. 1

APPROVAL OF INCREASE IN BOARD SIZE

        As discussed in further detail in the Company's proxy statement, the Company is requesting Stockholder approval to increase the size of the Board from five members to seven members by adopting the following resolution:

    "RESOLVED, that the proposal to increase the size of the Board of Directors from five directors to seven directors, is hereby APPROVED."

        WE STRONGLY URGE YOU TO VOTE FOR THE APPROVAL OF THE PROPOSAL TO INCREASE THE SIZE OF THE COMPANY'S BOARD OF DIRECTORS ON THE ENCLOSED GOLD PROXY CARD. PLEASE INDICATE HOW YOU WOULD LIKE YOUR SHARES TO BE VOTED FOR PROPOSAL NO. 1 ON THE GOLD PROXY CARD. TO THE EXTENT THAT YOU DO NOT MAKE SUCH AN INDICATION, YOUR SHARES WILL BE VOTED "FOR" THIS PROPOSAL.

 PROPOSAL NO. 2

ELECTION OF DIRECTORS

        The Board is currently composed of five directors whose terms expire at the Annual Meeting. If Proposal One is approved, the Board will consist of seven directors. We are seeking your support at the Annual Meeting to elect our two Nominees in opposition to two of the Company's director nominees, Don Kornstein and Matthew A. Doheny. If elected, the Nominees will represent a minority of the members of the Board.

THE NOMINEES

        The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company's governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are also set forth below. This information has been furnished to us by the Nominees. The Nominees are citizens of the United States of America. None of the Nominees have been employed by the Company or any corporation or organization which is or was a parent, subsidiary or other affiliate of the Company, and none of the Nominees has ever served on the Board.

        James J. Zenni, Jr., age 58, is President, Chief Executive Officer and Managing Principal of Z Capital, having served in such roles since 2006, and is responsible for all portfolio management and business operations. From 1995 to 2006, Mr. Zenni was Managing Principal of Black Diamond Capital Management, L.L.C. ("BDCM"). With over thirty years of experience, Mr. Zenni has had substantial success investing in and overseeing management of companies in multiple industries, and in private equity and related credit strategies. Mr. Zenni is currently a member of the board of directors of private companies Mrs. Fields Famous Brands, LLC, Neways Holdings, Ltd. and Real Mex Restaurants, and was previously a member of the board of directors of Automotive Aftermarket Group, LLC, Bayou Steel Corporation, Smarte Carte Corporation and Sun World International, LLC, all of which were or are portfolio companies. Mr. Zenni also served as a member of the board of directors of the Lake Forest Country Day School and Rosalind Franklin University.

        Mr. Zenni is a graduate of Xavier University with a Bachelor of Science degree in economics and attended Xavier University Graduate School of Business and University of Vienna School of Economics and Business Administration. In the states where the Company has been licensed (Colorado, Iowa, Missouri and Nevada), Mr. Zenni has sought approval from, and been "found suitable" by, the respective gaming authorities. The business and record address of Mr. Zenni is Z Capital Partners, L.L.C., Two Conway Park, 150 N. Field Drive, Suite 300, Lake Forest, IL 60045. The principal occupation or employment of Mr. Zenni is President, Chief Executive Officer and Managing Principal of Z Capital.

        We believe that Mr. Zenni's extensive experience as an investor, manager and director, including experience with the hospitality and gaming industry, will be valuable to the Board. In addition, his depth of experience in financial and operational turnarounds will provide the appropriate perspective as the Board evaluates value maximizing alternatives.

        Martin J. Auerbach, Esq., age 61, is Senior Managing Director and General Counsel to Z Capital, having served in such roles since 2011 and 2006, respectively. Mr. Auerbach served as Managing Director of Z Capital from 2006 to 2011 and was previously consulting general counsel to BDCM. Mr. Auerbach has established a distinguished career spanning over thirty-five years. He is an attorney specializing in the representation of financial institutions and their management, and large international companies and their officers and directors, principally in crisis and reputational risk management, regulatory and governmental proceedings, internal inquiries, financial reporting and corporate governance. Some of Mr. Auerbach's recent assignments include: Consulting Special Counsel to the board and corporation of United Rentals Inc., where he managed a range of legal and regulatory issues faced by the company; counsel to Paul Volcker in connection with Arthur Andersen; counsel to the Vice Chair of Cendant; counsel to the President of Global Crossing; counsel to senior Enron bankers; counsel to significant participants in the crises at Computer Associates, Adelphia and Imclone; SEC and NYAG investigations of market timing, research analysts, and insurance industry practices, and internal investigations for Citigroup, Jefferies and in connection with Royal Ahold, among others. Mr. Auerbach also served as a member of the board of directors of the Hope Program.

        Mr. Auerbach holds a Juris Doctor degree with honors from Harvard Law School and a bachelor's degree with high honors from Harvard College. He is admitted to practice law in the State of New York and in various Federal courts. Prior to entering private practice, Mr. Auerbach served as an Assistant United States Attorney responsible for large-scale tax prosecutions, served as a law clerk for a Senior United States District Judge and served on the Professional Staff of the Energy and Commerce Committee of the United States House of Representatives. Mr. Auerbach has developed wide-ranging experience with complex financial, accounting, compliance, governance and regulatory issues in his over thirty-five years as an attorney and counselor at law. As a result, Mr. Auerbach is acutely sensitive to the need for scrupulous adherence to best practices and the leadership a director must provide to ensure those standards are achieved. The business address of Mr. Auerbach is 1185 Avenue of the Americas, 31st Floor, New York, NY 10036. The principal occupation or employment of Mr. Auerbach is a practicing attorney and counselor at law.

        We believe Mr. Auerbach is highly respected in the areas of corporate governance and regulatory compliance as reflected in his extensive resume. We believe his reputation and experience will be valuable to the Board in restoring credibility with shareholders and regulators.

Beneficial Ownership of the Nominees

        As of the date hereof, Mr. Zenni directly beneficially owns 6,171,017.40 Shares and, as such, is a beneficial owner of greater than 10% of the securities of the Company. Mr. Zenni has not failed to file, nor failed to file on a timely basis, reports during the last fiscal year or the current fiscal year related to the Company that are required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information regarding purchases and sales during the past two years by each of the members of the Z Capital Group of securities of the Company that may be deemed to be beneficially owned by Mr. Zenni, see Schedule I.

        Each of the Nominees specifically disclaims beneficial ownership of such Shares that he does not directly own. As of the date hereof, Mr. Auerbach does not beneficially own any Shares.

Relationships Between the Z Capital Group and the Nominees

        Certain funds affiliated with Z Capital, including some within the Z Capital Group, have agreed to indemnify certain Z Capital personnel, including the Nominees, against any claims, losses, liabilities, damages, costs or expenses to which such Z Capital personnel may directly or indirectly become subject in connection with serving as directors of organizations within Z Capital's investment portfolio. These arrangements would encompass service by the Nominees on the Board, if so elected. The Nominees will not receive any compensation or other consideration from the Z Capital Group for either their services as nominees or for their services as directors of the Company, if elected.

        Other than as stated herein, there are no material relationships between members of the Z Capital Group and any of the Nominees and there are no arrangements or understandings between members of the Z Capital Group and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the

Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.

Further General Information

        Except with respect to the Complaint as set forth in "Background to the Solicitation," none of the Nominees are a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

        According to the Company's proxy statement, filed April 4, 2013, the Governance Committee of the Company conducts a review of the independence of all members of the Board for the purposes of determining which Board members are deemed independent and which are not at least annually and recommends, if appropriate, measures to be taken so that the Board contains at least the minimum number of independent directors required by the New York Stock Exchange and any additional requirements that the Board deems appropriate. No member of the Z Capital Group has any knowledge of any facts that would prevent the determination that each of the Nominees is independent under such standards or the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K.

        None of the Nominees, or any of their respective associates, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of the Company that is required to be disclosed under, or is subject to any arrangement described in Item 402 of Regulation S-K.

        The Z Capital Group anticipates that the Nominees, if elected, will be indemnified for their service as directors of the Company to the same extent that indemnification is provided to the current directors of the Company and that the Nominees will be covered by the Company's officer and director liability insurance to the same extent that such coverage is provided to the current directors of the Company. If elected, the Nominees will be entitled to such compensation from the Company as is consistent with the Company's practices for services of non-employee directors.

        We do not expect that the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominee(s).

        YOU ARE URGED TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

 PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        As discussed in further detail in the Company's proxy statement, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of certain named executive officers ("NEOs") as disclosed pursuant to the SEC's executive compensation disclosure rules and set forth in the Company's proxy statement. The Company is requesting stockholders vote to approve the following resolution at the Annual Meeting:

    "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy Statement relating to this Annual Meeting, on an advisory basis, is hereby APPROVED."

        According to the Company's proxy statement, this proposal is advisory only and it will not be binding upon the Board or Compensation Committee of the Board.

        WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ADVISORY VOTE TO APPROVE THE COMPANY'S EXECUTIVE COMPENSATION AND INTEND TO VOTE OUR SHARES "FOR" THIS PROPOSAL. PLEASE INDICATE HOW YOU WOULD LIKE YOUR SHARES TO BE VOTED FOR PROPOSAL NO. 3 ON THE GOLD PROXY CARD. TO THE EXTENT THAT YOU DO NOT MAKE SUCH AN INDICATION, YOUR SHARES WILL BE VOTED "ABSTAIN" ON THIS PROPOSAL.

        According to the Company's proxy statement, the Company will count proxies marked "abstain" as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, the shares represented by these proxies will not be treated as affirmative or opposing votes.

 PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

        As discussed in further detail in the Company's proxy statement, the Company is providing its stockholders with the opportunity to cast a non-binding, advisory vote on whether the stockholder advisory vote to approve executive compensation will occur every 1, 2 or 3 years.

        WE MAKE NO RECOMMENDATION WITH RESPECT TO THE ADVISORY ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION AND INTEND TO VOTE OUR SHARES FOR THE OPTION OF "TWO YEARS" ON THIS PROPOSAL. PLEASE INDICATE HOW YOU WOULD LIKE YOUR SHARES TO BE VOTED FOR PROPOSAL NO. 4 ON THE GOLD PROXY CARD. TO THE EXTENT THAT YOU DO NOT MAKE SUCH AN INDICATION, YOUR SHARES WILL BE VOTED "ABSTAIN" ON THIS PROPOSAL.

        According to the Company's proxy statement, the Company will count proxies marked "abstain" as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, the shares represented by these proxies will not be treated as affirmative or opposing votes.

 PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        As discussed in further detail in the Company's proxy statement, the Board, upon the recommendation of its Audit Committee, has ratified the selection of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2013. The Company is submitting the appointment of PricewaterhouseCoopers LLP for ratification of the stockholders at the Annual Meeting.

        WE MAKE NO RECOMMENDATION WITH RESPECT TO THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2013 FISCAL YEAR AND INTEND TO VOTE OUR SHARES "FOR" THIS PROPOSAL. PLEASE INDICATE HOW YOU WOULD LIKE YOUR SHARES TO BE VOTED FOR PROPOSAL NO. 5 ON THE GOLD PROXY CARD. TO THE EXTENT THAT YOU DO NOT MAKE SUCH AN INDICATION, YOUR SHARES WILL BE VOTED "FOR" THIS PROPOSAL.

 VOTING AND PROXY PROCEDURES

        Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date. Based on publicly available information, the Z Capital Group believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Shares.

        Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the proposal to increase the size of the Company's Board from five seats to seven seats, FOR the election to the Board of the Nominees and the candidates who have been nominated by the Company to serve as a director other than Don Kornstein and Matthew A. Doheny, ABSTAIN with respect to the advisory vote to approve the Company's executive compensation, ABSTAIN with respect to the advisory vote on the frequency of future advisory votes on executive compensation, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm and, with respect to all other matters as may properly come before the Annual Meeting, in the discretion of the persons named as proxies.

        According to the Company's proxy statement for the Annual Meeting, the current Board intends to nominate seven candidates for election as directors at the Annual Meeting, subject to the approval of Proposal One. This Proxy Statement is soliciting proxies to elect our two Nominees. Stockholders who vote on the enclosed GOLD proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Don Kornstein and Matthew A. Doheny. Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company's nominees, and other information about them, can be found in the Company's proxy statement. There is no assurance that any of the Company's nominees will serve as directors if our Nominees are elected.

QUORUM; DISCRETIONARY VOTING

        A quorum is the minimum number of Shares that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. For the Annual Meeting, the Company's Bylaws provide that the holders of a majority of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, constitutes a quorum at a meeting of the stockholders. Abstentions and broker non-votes will be counted as having been present for purposes of determining the presence of a quorum.

        If you are a shareholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

VOTES REQUIRED FOR APPROVAL

        Number of Directors—Under the Company's Bylaws, the number of directors may be changed with the approval of not less than a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting.

        Election of Directors—According to the Company's proxy statement, once a quorum has been established, directors are elected by a plurality of the votes cast at the Annual Meeting, whether in person or represented by proxy. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting.

        Other Proposals—According to the Company's proxy statement: (i) the advisory vote to approve the Company's executive compensation will be approved if it receives the affirmative vote of the holders of a majority of the voting power present, whether in person or represented by proxy, (ii) the advisory vote on the frequency of future advisory votes on executive compensation will be approved if it receives the affirmative vote of the holders of a majority of the voting power present, whether in person or represented by proxy, and (iii) the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm will be ratified if it receives the affirmative vote of the holders of a majority of the voting power present, whether in person or represented by proxy.

SHARES HELD IN "STREET NAME"

        If you hold your Shares in "street name" with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your Shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a GOLD proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GOLD proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by internet or telephone, instructions will be included with the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

        IF YOU HOLD YOUR SHARES IN "STREET NAME" WITH A BANK, BROKERAGE FIRM, DEALER, TRUST COMPANY OR OTHER INSTITUTION OR NOMINEE ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

        Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to the Z Capital Group in care of Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 or to the Company at 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to the Z Capital Group in care of Innisfree M&A Incorporated so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

        IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

 SOLICITATION OF PROXIES

        The solicitation of proxies pursuant to this Proxy Statement is being made by the Z Capital Group. Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, internet, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of the members of the Z Capital Group, none of whom will receive additional compensation for such solicitation. The Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees.

        The Z Capital Group has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Z Capital Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. The Z Capital Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated will employ approximately 30 persons to solicit stockholders for the Annual Meeting.

        The entire expense of soliciting proxies is being borne by the Z Capital Group. The Z Capital Group anticipates that the total expenses that it will incur in furtherance of, or in connection with, the solicitation of proxies for the Annual Meeting will be approximately $1,000,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation. As of the date hereof, the Z Capital Group has incurred approximately $300,000 in such expenses. The Z Capital Group does not intend to seek reimbursement from the Company of expenses it incurs in connection with this solicitation.

 ADDITIONAL PARTICIPANT INFORMATION

        The Nominees and the members of the Z Capital Group are participants in this solicitation.

Further Information on the Members of the Z Capital Group

        Mr. Zenni serves as the President of Z Capital and is the sole owner of Zenni Holdings. Zenni Holdings serves as the managing member of Z Capital. Z Capital serves as the general partner of Special Adviser and as the managing member of Special UGP.

        Special Adviser may be deemed to have voting and dispositive power over the Shares held of record by Special I LLC and Special II LLC pursuant to investment management agreements granting Special Advisor all power to vote and dispose of the shares held of record by Special I LLC and Special II LLC.

        Special UGP is the general partner of Special GP. Special GP is the manager of HG LLC, CUAL LLC, and HG-C LLC, which are the record owners of the shares reported herein as beneficially owned by Special GP and Special UGP.

        Each of Z Capital, Zenni Holdings, and Special UGP is a Delaware limited liability company. Each of Special Adviser and Special GP is a Delaware limited partnership. The address of the principal business office of each member of the Z Capital Group is Two Conway Park, 150 Field Drive, Suite 300, Lake Forest, IL 60045. The principal business of each member of the Z Capital Group is to purchase, sell, trade and invest in securities.

Beneficial Ownership

        Each of Z Capital, Zenni Holdings, and Mr. Zenni may be deemed the beneficial owner of 6,171,017.40 shares, which amount includes: A) 2,984,627.93 shares held for the account of Special I LLC; B) 614,279.30 shares held for the account of Special II LLC; C) 1,766,777.50 shares held for the account of HG LLC.; D) 388,666 shares held for the account of HG-C LLC.; and E) 416,666.67 shares held for the account of CUAL LLC.

        Special Adviser may be deemed the beneficial owner of 3,598,907 shares held for the accounts of Special I LLC and Special II LLC.

        Each of Special GP and Special UGP may be deemed the beneficial owner of 2,572,110.17 shares, which amount includes: A) 1,766,777.50 shares held for the account of HG LLC; B) 388,666 shares held for the account of HG-C LLC; and C) 416,666.67 shares held for the account of CUAL LLC.

        None of the members of the Z Capital Group owns record ownership of any Shares for which it does not also have beneficial ownership. For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Other Information

        Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the

Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; and (xii) there are no family relationships between any participant in this solicitation and another participant in this solicitation or any current director or executive officer of the Company.

        As set forth in "Background to the Solicitation," on February 10, 2013, Z Capital submitted to the Company a non-binding proposal to acquire all of the outstanding Shares not already owned by Z Capital for $14.00 per Share, subject to limitations and conditions set forth in the Proposal Letter. That offer expired pursuant to its terms on February 15, 2013. Z Capital does not intend to renew this offer or submit any additional proposals in the immediate future.

        Except as set forth in this Proxy Statement, there are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past 10 years.

 OTHER MATTERS AND ADDITIONAL INFORMATION

        The Z Capital Group is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which the Z Capital Group is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

        In accordance with Rule 14a-8 of the Exchange Act, any stockholder proposals intended to be included in the proxy statement for the 2014 Annual Meeting of Stockholders of the Company must be received by the Company no later than December 19, 2013. The proposal should be sent to Marc H. Rubinstein, Senior Vice President, General Counsel & Secretary at Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135.

        In addition, the Company has established an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. A stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public announcement of the date of the meeting is given or made to stockholders, the stockholder's notice must be received no later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made.

        A stockholder's notice with respect to a proposed item of business must include, among other things: (i) a brief description of the business desired to be brought at the annual meeting; (ii) the name and address of the stockholder proposing such business; (iii) the class and number of shares of Common Stock which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

        A stockholder's notice with respect to a director nomination must be delivered to or mailed and received at the principal executive offices of the Company, (i) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the annual meeting is advanced by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting made, and (ii) in the case of a special meeting, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. Such stockholder's notice must set forth, among other things, (y) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, together with such person's written consent to being named as a nominee in a proxy statement filed pursuant to Regulation 14A under the Exchange Act and to serving as a director if elected; and (z) the name and address of and the class and number of Shares owned by such stockholder delivering the notice.

        For further information about the advance notice procedure with regard to certain matters to be brought before an annual meeting of stockholders, we refer you to the complete copy of the Company's Bylaws, which are filed as Exhibit 3.2 to the Company's Current Report on Form 8-K, dated December 20, 2012.

        The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2014 Annual Meeting of Stockholders is based on information contained in the Company's proxy statement. The incorporation of this information in this proxy statement should not be construed as an admission by the Z Capital Group that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

        WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS INCLUDED IN THE COMPANY'S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE INCLUDES, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY'S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

        The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Z CAPITAL PARTNERS, L.L.C.

April 23, 2013

 SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Transactions by Z Capital Special Situations Fund Holdings I, L.L.C.

Security Description	Trade Date	Settle Date	Buy/Sell		Trade Qty(1)
Affinity Gaming Common Stock	01/21/2011	04/28/2011	Buy	*	40,851
Affinity Gaming Common Stock	01/21/2011	04/28/2011	Buy	*	25,634
Affinity Gaming Common Stock	01/27/2011	04/28/2011	Buy	*	38,450
Affinity Gaming Common Stock	02/15/2011	04/28/2011	Buy	*	49,850
Affinity Gaming Common Stock	02/16/2011	04/29/2011	Buy	*	238,935
Affinity Gaming Common Stock	01/21/2011	04/28/2011	Buy	**	38,832
Affinity Gaming Common Stock	01/21/2011	04/28/2011	Buy	**	24,367
Affinity Gaming Common Stock	01/27/2011	04/28/2011	Buy	**	36,550
Affinity Gaming Common Stock	02/15/2011	04/28/2011	Buy	**	47,386
Affinity Gaming Common Stock	02/16/2011	04/29/2011	Buy	**	227,125
Affinity Gaming Common Stock	01/24/2011	08/15/2011	Buy		25,000
Affinity Gaming Common Stock	01/24/2011	11/17/2011	Buy		50,000
Affinity Gaming Common Stock	01/27/2011	11/17/2011	Buy		50,000
Affinity Gaming Common Stock	07/11/2011	09/19/2011	Buy		700,000
Affinity Gaming Common Stock	07/11/2011	10/13/2011	Buy		297,851
Affinity Gaming Common Stock	7/13/2011	11/17/2011	Buy		50,000
Affinity Gaming Common Stock	07/19/2011	11/17/2011	Buy		100,000
Affinity Gaming Common Stock	09/09/2011	11/28/2011	Buy		738,000

Transactions by Z Capital HG, L.L.C.

Security Description	Trade Date	Settle Date	Buy/Sell	Trade Qty(2)
Affinity Gaming Common Stock	02/16/2011	04/29/2011	Buy	466,060
Affinity Gaming Common Stock	05/04/2011	06/30/2011	Buy	250,000
Affinity Gaming Common Stock	11/28/2011	05/18/2011	Buy	134,031
Affinity Gaming Common Stock	11/28/2011	06/12/2012	Buy	60,361
Affinity Gaming Common Stock	12/07/2011	06/14/2012	Buy	200,931
Affinity Gaming Common Stock	12/15/2011	06/28/2012	Buy	655,395

Transactions by Z Capital Special Situations Fund Holdings II, L.L.C.

Security Description	Trade Date	Settle Date	Buy/Sell	Trade Qty(3)
Affinity Gaming Common Stock	11/13/2012	01/31/2013	Buy	10,000
Affinity Gaming Common Stock	11/15/2012	02/05/2013	Buy	535,957
Affinity Gaming Common Stock	11/30/2012	02/05/2013	Buy	74,971
Affinity Gaming Common Stock	12/11/2012	01/31/2013	Buy	212,560

(1)
Number of Shares with respect to options indicates number of Shares underlying options.

(2)
Number of Shares with respect to options indicates number of Shares underlying options.

(3)
Number of Shares with respect to options indicates number of Shares underlying options.

 Transactions by Z Capital CUAL Co-Invest, L.L.C.

Security Description	Trade Date	Settle Date	Buy/Sell	Trade Qty(4)
Affinity Gaming Common Stock	11/15/2012	02/05/2013	Buy	416,667

Transactions by Z Capital HG-C, L.L.C.

Security Description	Trade Date	Settle Date	Buy/Sell	Trade Qty(5)
Affinity Gaming Common Stock	05/4/2011	06/30/2011	Buy	272,000
Affinity Gaming Common Stock	07/11/2011	09/19/2011	Buy	116,666

Transactions by Z Capital Loan Opportunity Fund, L.P.***

Security Description	Trade Date	Settle Date	Buy/Sell	Trade Qty(6)
Affinity Gaming Common Stock	7/13/2011	11/17/2011	Buy	50,000
Affinity Gaming Common Stock	07/13/2011	11/17/2011	Sell	50,000

*
These shares were originally purchased by Z Cap HG Holdings, L.P., a Delaware Partnership, which is controlled by Special I LLC. The shares were assigned to Special I LLC on 09/10/2011.

**
These shares were originally purchased by Z Capital Special Situations Fund, L.P., a Delaware Partnership, which is a majority member of Special I LLC. The shares were assigned to Special I LLC on 09/10/2011.

***
Z Capital Loan Opportunity Fund, L.P. ("Loan Opp") is not a current record holder or beneficial owner. Z Capital Loan Opportunity Adviser, L.L.C. ("Loan Adviser") is general partner and investment adviser to Loan Opp. Loan Adviser is owned by Z Capital Partners, L.L.C. of which James J. Zenni is the majority and Beneficial Owner. The buy and the sale trade were completed with third party counterparties, UBS and Jefferies & Company, Inc., respectively.

(4)
Number of Shares with respect to options indicates number of Shares underlying options.

(5)
Number of Shares with respect to options indicates number of Shares underlying options.

(6)
Number of Shares with respect to options indicates number of Shares underlying options.

 SCHEDULE II

The following table is reprinted from the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 18, 2013. We have not attempted to correct any inaccuracies or misstatements that may be contained therein, and do not take responsibility for any such inaccuracies or misstatements. We advise shareholders to review "Additional Participant Information—Beneficial Ownership" contained within this Proxy Statement.

Security Ownership

        The following table sets forth certain information with regard to the beneficial ownership of our Common Stock as of April 1, 2013 for (i) each person who owned beneficially more than 5% of our Common Stock, which comprise our outstanding voting securities, (ii) each member of our Board of Directors, (iii) each of our "named executive officers" identified in "Item 11. Executive Compensation" and (iv) all of the members of our Board of Directors and executive officers as a group. The address of each member of our Board of Directors and each of our "named executive officers" is c/o Affinity Gaming, 3755 Breakthrough Way, Suite 300, Las Vegas, Nevada 89135. Beneficial ownership is determined in accordance with the rules of the SEC. Securities that may be beneficially acquired within 60 days of April 1, 2013 are deemed to be beneficially owned by the person holding such securities for the purpose of computing ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. The applicable percentage of beneficial ownership is based on 20,268,339 shares of Common Stock outstanding as of April 1, 2013. Except as otherwise indicated, each such person has sole voting and dispositive power with respect to the Common Stock shown as beneficially owned by it.

	Number of Common Stock	Percentage of Outstanding Common Stock
Entities affiliated with Z Capital Partners, L.L.C.(1)	6,171,017	30.4%
Entities affiliated with SPH Manager, LLC(2)	5,047,636	24.9%
Entities affiliated with Spectrum Group Management, LLC(3)	2,003,959	9.9%
Entities affiliated with Highland Capital Management LP(4)	1,665,458	8.2%
Entities affiliated with Courage Capital Management, LLC(5)	1,191,327	5.9%
David D. Ross	324,654	1.6%
Thomas M. Benninger(6)	81,771	*
Marc H. Rubinstein	26,531	*
Don R. Kornstein	43,616	*
John Christopher Krabiel	15,817	*
Scott D. Henry	34,893	*
Donna Lehmann	11,863	*
Ferenc Szony(7)	—	*
All executive officers and directors as a group (7 persons)	539,145	2.7%

*
Indicates less than 1%.

(1)
The address of Z Capital Partners, L.L.C. ("Z Capital") is Two Conway Park, 150 Field Drive, Suite 300, Lake Forest, IL 60045. Z Capital serves as the general partner of Z Capital Special Situations Adviser, L.P. ("Special Adviser") and as the managing member of Z Capital Special Situations Fund UGP, L.L.C. ("Special UGP"). Zenni Holdings, LLC ("Zenni Holdings") serves as the managing member of Z Capital. Mr. James J. Zenni serves as the President of Z Capital and sole owner of Zenni Holdings. Z Capital Special Situations Fund, L.P. ("Special L.P.") is the majority owner of Z Capital Special Situations Fund Holdings I, L.L.C., ("Special L.L.C."). Special

  Adviser, as the investment adviser of Special L.P., may be deemed to have voting and dispositive power over the Common Stock held for Special L.L.C. Z Capital Special Situations Fund GP, L.P. ("Special GP"), as the manager of Z Capital HG, L.L.C. ("HG L.L.C.") and Z Capital HG-C, L.L.C. ("HG-C L.L.C."), may be deemed to have voting and dispositive power over the Common Stock held for HG L.L.C. and HG-C L.L.C. Special UGP serves as the general partner of Special GP. Each of Z Capital, Zenni Holdings, Mr. James Zenni, Special Adviser, Special GP and Special UGP declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(2)
The address of SPH Manager, LLC ("SPH Manager") is c/o Silver Point Capital, L.P., 2 Greenwich Plaza, Greenwich, CT 06830. SPH Manager is the manager of SPH Investment, LLC ("SPH Investment"), an entity that holds an investment in the Common Stock. Silver Point Capital Fund, L.P. and Silver Point Capital Offshore Fund, Ltd. (together, the "Funds") directly or indirectly hold non-voting equity interests in SPH Investment and, as a result, hold an economic interest in the Common Stock. SPH Manager holds the voting equity interests in, and is the manager of, SPH Investment and, as a result, holds voting control over, and may be deemed to be the beneficial owner of, the Common Stock held by SPH Investment on behalf of the Funds. Messrs. Edward A. Mulé and Robert J. O'Shea are the sole members and sole managing members of SPH Manager and, as a result, hold voting control over, and may be deemed to be the beneficial owners of, the Common Stock held by SPH Investment on behalf of the Funds. Each of SPH Manager, SPH Investment, the Funds, Mr. Mulé and Mr. O'Shea declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(3)
The address of Spectrum Investment Partners, L.P. ("Spectrum") is 1250 Broadway, 19th Floor, New York, New York 10001. Spectrum Group Management LLC ("Spectrum Management") acts as the investment manager for Spectrum and may be deemed to have voting and dispositive power over the Common Stock held for Spectrum. Mr. Jeffrey A. Schaffer is the sole member of Spectrum Management and controls its affairs, and as a result, holds voting control over, and may be deemed to be the beneficial owner of, the Common Stock held by Spectrum.

(4)
The address of Highland Capital Management, L.P. ("Highland") is 13455 Noel Rd, Suite 800, Dallas, Texas 75240. Highland acts as an investment adviser to, and manages investment and trading accounts of, other persons and may be deemed, through investment advisory contracts or otherwise, to beneficially own securities owned by other persons. Strand Advisors, Inc. is the general partner of Highland and may be deemed to beneficially own securities owned by Highland. James D. Dondero is the President and a director of Strand Advisors, Inc. and may be deemed to beneficially own securities owned by Strand Advisors, Inc. Each of Highland, Strand Advisors, Inc. and Mr. Dondero declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(5)
The address of Courage Capital Management, LLC ("Courage Capital") is 4400 Harding Road, Suite 503, Nashville, Tennessee 37205. Courage Capital is the investment adviser to Courage Credit Opportunities Fund II, L.P. ("Courage Credit").and has voting and dispositive power over the Common Stock held by Courage Credit. Courage Investments Inc. ("Courage Investments") is the General Partner of Courage Credit and may be deemed to have voting and dispositive power over the Common Stock held by Courage Credit. Mr. Richard C. Patton is the founder and Chief Investment Officer of Courage Capital and may be deemed to have voting and dispositive power over the Common Stock held by Courage Credit. Each of Courage Capital, Courage Investments, Courage Credit and Mr. Patton declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934 or any other purpose, (i) acting (or has agreed or is agreeing to act) with any other person as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company or otherwise with respect to the Company or any securities of the Company or (ii) a member of any syndicate or group with respect to the Company or any securities of the Company.

(6)
Mr. Benninger is a managing general partner of the manager of the holder of the Common Stock, Global Leveraged Capital Credit Opportunity Fund I, LLC ("GLC"), and, as a result, may be deemed to beneficially own the 46,878 shares of Common Stock owned by GLC. Mr. Benninger disclaims beneficial ownership of the Common Stock owned by GLC, except to the extent of his indirect pecuniary interest therein.

(7)
On February 1, 2013, Mr. Szony submitted his resignation effective immediately to become a managing principal at Truckee Gaming.

 IMPORTANT

        Tell your Board what you think! Your vote is important. No matter how many Shares you own, please give the Z Capital Group your proxy FOR the election of the Nominees by taking three steps:

  •
  SIGNING the enclosed GOLD proxy card,

  •
  DATING the enclosed GOLD proxy card, and

  •
  MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

        If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

        If you have any questions or require any additional information concerning this Proxy Statement, please contact Innisfree M&A Incorporated at the telephone numbers set forth below.

Innisfree M&A Incorporated

Stockholders Call Toll-Free at: 888-750-5834
Banks and Brokers Call Collect: 212-750-5833

PLEASE VOTE TODAY! 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED 6 GOLD PROXY CARD AFFINITY GAMING 2013 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF Z CAPITAL PARTNERS, L.L.C. THE BOARD OF DIRECTORS OF AFFINITY GAMING IS NOT SOLICITING THIS PROXY The undersigned appoints Andrei Scrivens and Martin J. Auerbach, and each of them with full power to act without the other, as attorney and agent with full power of substitution to vote all shares of common stock of Affinity Gaming (the “Company”) which the undersigned would be entitled to vote if personally present at the 2013 annual meeting of stockholders of the Company scheduled to be held at the JW Marriott Las Vegas Resort & Spa in Las Vegas, Nevada on May 14, 2013 at 9:00 a.m., Pacific Time including any adjournments or postponements thereof. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, with respect to any other matters as may properly come before the annual meeting of stockholders in the discretion of the persons named as proxies. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2, “ABSTAIN” FOR PROPOSALS 3 AND 4, AND “FOR” PROPOSAL 5. IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY! CONTINUED AND TO BE SIGNED ON REVERSE SIDE

3. The Company’s proposal for an advisory vote to approve the Company’s executive compensation. 4. The Company’s proposal for an advisory vote on the frequency of future advisory votes on executive compensation. 5. The Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2014. 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED6 X Please mark your vote as in this example Z CAPITAL STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 AND IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 2. Z CAPITAL MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 3, 4 AND 5. 1. The Company’s proposal to approve a proposed increase in the size of the Company’s Board of Directors from five seats to seven seats. FOR AGAINST ABSTAIN Date: (Signature) (Signature, if held jointly) (Title) NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person. 1 YEAR 2 YEARS 3 YEARS ABSTAIN FOR AGAINST ABSTAIN 2. Z Capital’s proposal to elect James J. Zenni, Jr. and Martin J. Auerbach, Esq. as directors of the Company. Nominees: (01) James J. Zenni, Jr. (02) Martin J. Auerbach, Esq. Z Capital intends to use this proxy to vote (i) “FOR” Messrs. Zenni and Auerbach and (ii) “FOR” the candidates who have been nominated by the Company to serve as a director other than Don Kornstein and Matthew A. Doheny for whom Z Capital is NOT seeking authority to vote for and WILL NOT exercise any such authority. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected. Note: If you do not wish for your Shares to be voted “FOR” a particular Z Capital nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below. Your Shares will be voted for the remaining nominee(s). You may also withhold authority to vote for one or more additional Affinity nominees by writing the name(s) of the nominee(s) below. ____________________________________________________________________________________________________________________________________________ FOR ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW FOR AGAINST ABSTAIN

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Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, New York 10022
PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY
IMPORTANT
Background to the Solicitation
REASONS FOR THE SOLICITATION
PROPOSAL NO. 1 APPROVAL OF INCREASE IN BOARD SIZE
PROPOSAL NO. 2 ELECTION OF DIRECTORS
PROPOSAL NO. 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 4 ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 5 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
VOTING AND PROXY PROCEDURES
SOLICITATION OF PROXIES
ADDITIONAL PARTICIPANT INFORMATION
OTHER MATTERS AND ADDITIONAL INFORMATION
SCHEDULE I TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS
Transactions by Z Capital Special Situations Fund Holdings I, L.L.C.
Transactions by Z Capital HG, L.L.C.
Transactions by Z Capital Special Situations Fund Holdings II, L.L.C.
Transactions by Z Capital CUAL Co-Invest, L.L.C.
Transactions by Z Capital HG-C, L.L.C.
Transactions by Z Capital Loan Opportunity Fund, L.P.
SCHEDULE II The following table is reprinted from the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 18, 2013. We have not attempted to correct any inaccuracies or misstatements that may be contained therein, and do not take responsibility for any such inaccuracies or misstatements. We advise shareholders to review " Additional Participant Information—Beneficial Ownership " contained within this Proxy Statement.
Security Ownership
IMPORTANT